UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2011

GLOBAL EARTH ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

0-31343 (Commission File Number)	36-4567500 (IRS Employer Identification No.)
1213 Culberth Drive, Wilmington, North Carolina (principal executive offices)	28405 (Zip Code)

(910) 616-0077
(Registrant’s telephone number, including area code)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.02

Termination of a Material Definitive Agreement.

Termination of Joint Venture Agreement with Biosynergies Lubbock, LLC.

On February 24, 2011, Global Earth Energy, Inc. and Biosynergies Lubbock, LLC, a Texas limited liability company (“Bio Lubbock”) executed a Joint Venture Agreement.  On February 25, 2011, a current report was filed by the registrant with respect to the Bio Lubbock Joint Venture Agreement.  Copies of the Bio Lubbock Joint Venture Agreement and a press release issued on February 24, 2011, in connection with the Bio Lubbock Joint Venture Agreement were attached to the report as exhibits.  On March 29, 2011, Biosynergies Lubbock, LLC elected to terminate the Bio Lubbock Joint Venture Agreement. They did not wish to sign the 30 day extension that was offered by Global Earth and L. B. Tim co., Ltd.  The 5,000,000 restricted shares of the registrant’s common stock issued to Bio Lubbock in connection with the Bio Lubbock Joint Venture Agreement have been returned by Bio Lubbock to the registrant.  A copy of the termination notice received by the registrant from Bio Lubbock is attached to this report as an exhibit.

Item 8.01

Other Events.

New Joint Venture Agreement with Modern Coal, LLC.

On April 7, 2011, Global Earth Energy, Inc., a Nevada corporation (the “registrant”) and Modern Coal, LLC, a Texas limited liability company (“Modern”) executed a Joint Venture Agreement with respect to the development and sale of coal.  The basic terms of the Joint Venture Agreement are as follows:

1.

Modern represents and warrants that it has the right to purchase and operate the properties described in the Firm Corporate Offer for International Coal Sales dated April 4, 2011 between Modern and Advent Enterprises Inc. (the “Coal Project”).

2.

In consideration for the execution of the Joint Venture Agreement, based upon the representations and warranties of Modern therein, and to fund production and sales of coal from the Coal Project, the registrant agrees to provide $10,000,000.00 as equity for the joint venture, within five business days after the receipt of proceeds from an affiliate company of the registrant, said affiliate to be created for this transaction.  Further, the registrant will provide additional funding of $10,000,000.00 as equity for the joint venture within 30 days of the receipt of said proceeds.  Further, the registrant will provide additional funding of $5,000,000.00 as equity for the joint venture within 45 days of the receipt of said proceeds.  In the event that the registrant is not able to provide the financing described in this paragraph, then the Joint Venture Agreement shall terminate and neither Party shall have any liability to the other thereunder.

3.

Any distributions from the Coal Project shall be split as follows: twenty five percent (25%) shall be distributed to Modern and twenty five percent (25%) shall be distributed to the registrant.  The remaining 50% is to be owned jointly and equally between the affiliate of the registrant described in Paragraph 2 above and Modern.

4.

Modern shall provide the day-to-day operational management for the joint venture.  Modern shall provide to the registrant, on a regular basis but not less than quarterly, a balance sheet, income statement (year-to-date and for the period since the last income statement provided to the registrant), and other reports as may be needed by the registrant for its records.

The joint venture anticipates the issuance, on at least a quarterly basis, of distributions of its excess cash, in accordance with the respective percentages as previously defined.  However, the joint venture may choose at any time to reinvest the distributions, or any portion of the distributions, into the operations of the joint venture with the mutual consent of both Parties.

All major acquisitions and divestitures (cumulatively affecting more than 10% of the assets of the joint venture), funding from any source other than the registrant, or other material structural or financial change (other than in the normal course of business) will require the mutual consent of both Parties.

5.

The relationship of Modern to the registrant shall be that of an exclusive partner.  Neither federal, state, nor local income tax, payroll tax, nor any foreign tax of any kind shall be withheld or paid by Modern on behalf of the registrant.  Modern and the registrant each understand and agree that at no time does either party acquire rights, interest, or title in any product or service or equity of the other party and that all copyrights, marks, patents, intellectual rights, and any and all other proprietary rights of each party remain and shall always remain the property of such party.

Copies of the Modern Coal Joint Venture Agreement and a press release issued in connection with the Modern Coal Joint Venture Agreement are attached to this report as exhibits.

Extension of Memorandum of Understanding with L. B. Tim Co., Ltd.

On March 23, 2011, Global Earth Energy, Inc. (the “registrant”) and L. B. Tim Co., Ltd., a South Korean corporation, executed an amendment to their Memorandum of Understanding originally executed on January 25, 2011.  Pursuant to the amendment, the parties agreed to extend the closing date of the offering of the registrant’s Series A Preferred Stock to L. B. Tim Co., Ltd., as described in the Memorandum of Understanding to April 23, 2011. A copy of the Memorandum of Understanding was attached as an exhibit to a current report filed by the registrant on January 31, 2011.

The amendment to the Memorandum of Understanding was necessary due to the fact that the registrant was delayed in refining the terms of the proposed offering to L. B. Tim Co., Ltd, the terms of which were finalized on March 22, 2011, by the inclusion of a trustee and backup servicer, structuring agent, use of proceeds, and a placement agent.

The discussion above with respect to the offering of the registrant’s Series A Preferred Stock in this report is not used for the purpose of conditioning the market in the United States for any of the securities offered.  In addition, the securities offered will not be or have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The offering of the securities offered has been made by the registrant for the purpose of raising funds to further the joint venture operations of the registrant and other suitable projects of the registrant.

Any securities issued to the purchaser of the registrant’s Series A Preferred Stock, L. B. Tim Co., Ltd., will bear the following legend:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE.  WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

Item 9.01.

Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.  Not applicable.

(b)

Pro forma financial information.  Not applicable.

(c)

Shell company transaction.  Not applicable.

(d)

Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Identification of Exhibits
10.1	Amendment to Memorandum of Understanding between Global Earth Energy, Inc. and L. B. Tim Co., Ltd., dated March 23, 2011.
10.2	Termination notice with respect to the Bio Lubbock Joint Venture Agreement, received on March 29, 2011.
10.3	Joint Venture Agreement dated April 7, 2011, between Global Earth Energy, Inc. and Modern Coal, LLC.
99.1	Press release issued on April 7, 2011, with respect to the Joint Venture Agreement between Global Earth Energy, Inc. and Modern Coal, LLC, dated April 7, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2011.	GLOBAL EARTH ENERGY, INC.

By /s/ Sydney A. Harland
Sydney A. Harland, Chief Executive Officer

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